Reconciliations of Non-GAAP Financial Measures

March 31, 2021

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2Q 2021 OUTLOOK

The table below sets forth our 2Q 2021 guidance (per diluted common share):

	Low	High
Net income	$0.13	$0.14
Add:
Depreciation and amortization of real estate assets	0.21	0.21
Depreciation and amortization of real estate assets related to unconsolidated joint venture	0.03	0.03
Net loss on sales of real estate	0.01	0.01
FFO	$0.38	$0.39

Stock-based compensation expense	0.01	0.01
Non-cash rental and related revenues	(0.03)	(0.03)
Non-cash interest expense	0.01	0.01
AFFO	$0.37	$0.38

Except as otherwise noted above, the foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2021	2020
Net income	$33,447	$35,217
Add:
Depreciation and amortization of real estate assets	44,375	44,168
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,844	5,585
Net (gain) loss on sales of real estate	(1,313)	217
Net loss on sales of real estate related to unconsolidated joint venture	33	1,729
FFO	$82,386	$86,916
Write-offs of straight-line rental income receivable and lease intangibles	—	5,835
Loss on extinguishment of debt	793	—
Provision for doubtful accounts and loan losses, net	2,025	—
Other normalizing items (1)	344	(1,446)
Normalized FFO	$85,548	$91,305
FFO	$82,386	$86,916
Stock-based compensation expense	2,288	2,360
Non-cash rental and related revenues	(5,713)	(365)
Non-cash interest income	(412)	(561)
Non-cash interest expense	1,896	2,233
Non-cash portion of loss on extinguishment of debt	793	—
Provision for loan losses and other reserves	2,025	667
Other non-cash adjustments related to unconsolidated joint venture	(596)	539
Other non-cash adjustments	172	53
AFFO	$82,839	$91,842
Other normalizing items (1)	321	(2,135)
Normalized AFFO	$83,160	$89,707
Amounts per diluted common share:
Net income	$0.16	$0.17
FFO	$0.39	$0.42
Normalized FFO	$0.40	$0.44
AFFO	$0.39	$0.44
Normalized AFFO	$0.39	$0.43
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	212,624,305	206,006,285
AFFO and Normalized AFFO	213,270,122	206,509,513

(1)     FFO and AFFO for the three months ended March 31, 2020 include $2.1 million earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	March 31, 2021	December 31, 2020
Net income	$136,647	$138,417
Interest	99,163	100,424
Income tax expense	368	710
Depreciation and amortization	176,944	176,737
EBITDA	$413,122	$416,288

Loss from unconsolidated joint venture	17,942	16,599
Distributions from unconsolidated joint venture	8,755	12,795
Stock-based compensation expense	7,835	7,907
Merger and acquisition costs	402	483
CCP transition costs	5	91
Provision for loan losses and other reserves	3,213	1,855
Impairment of real estate	4,003	4,003
Loss on extinguishment of debt	1,324	531
Other income	412	(2,433)
Lease termination income	(300)	(300)
Net gain on sales of real estate	(4,391)	(2,861)
Adjusted EBITDA (1)	$452,322	$454,958

Annualizing adjustments (2)	15,567	21,530
Annualized Adjusted EBITDA (3)	$467,889	$476,488

Adjustment for:
Distributions from unconsolidated joint venture	(8,755)	(12,795)
EBITDA from unconsolidated joint venture (4)	22,257	27,635
Annualized Adjusted EBITDA, as adjusted (5)	$481,391	$491,328

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
(4)    Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.
(5)    Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended March 31,
	2021	2020
Cash rental income	$102,915	$100,907
Straight-line rental income	4,077	4,859
Straight-line rental income receivable write-offs	—	(2,929)
Above/below market lease amortization	1,636	1,604
Above/below market lease intangible write-offs	—	(3,169)
Operating expense recoveries	4,755	5,240
Rental and related revenues	$113,383	$106,512

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$54,883	$7,683	$(584)	$(5,010)	$2,089	$9,606	$2,941	$(36,072)	$33,447
Adjustments:
Depreciation and amortization	26,618	5,318	7,680	—	12,998	4,741	—	18	44,375
Interest	302	410	—	—	410	—	—	23,731	24,443
General and administrative	—	—	—	—	—	—	—	8,938	8,938
Provision for loan losses and other reserves	—	—	—	—	—	—	—	2,025	2,025
Loss on extinguishment of debt	—	—	—	—	—	—	—	793	793
Other income	—	—	—	—	—	—	—	(133)	(133)
Net gain on sales of real estate	(1,313)	—	—	—	—	—	—	—	(1,313)
Loss from unconsolidated JV	—	—	—	5,010	5,010	—	—	—	5,010
Income tax expense	—	—	—	—	—	—	—	700	700
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	3,055	3,055	—	—	—	3,055

Net Operating Income (1)	$80,490	$13,411	$7,096	$3,055	$23,562	$14,347	$2,941	$—	$121,340

Non-cash revenue and expense adjustments	(4,295)	(870)	—	—	(870)	(521)	(412)	—	(6,098)

Cash Net Operating Income (1)	$76,195	$12,541	$7,096	$3,055	$22,692	$13,826	$2,529	$—	$115,242

Cash Net Operating Income not included in same store	(32)	—	(527)	—	(527)	(78)	—	—	(637)

Same store Cash Net Operating Income (1)	$76,163	$12,541	$6,569	$3,055	$22,165	$13,748

Annualizing adjustments	244,956	38,185	26,805	16,502	81,492	41,356	7,586	—	375,390

Annualized Cash Net Operating Income	$321,119	$50,726	$33,374	$19,557	$103,657	$55,104	$10,115	$—	$489,995

(1)    Includes $0.9 million and $1.8 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,347	$6,267	$2,292	$(3,562)	$4,997	$9,199	$3,184	$(32,610)	$37,117
Adjustments:
Depreciation and amortization	26,408	5,345	7,858	—	13,203	4,529	—	18	44,158
Interest	304	409	—	—	409	—	—	23,811	24,524
General and administrative	—	—	—	—	—	—	—	8,105	8,105
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,149	1,149
Impairment of real estate	—	849	—	—	849	—	—	—	849
Other expense	—	—	—	—	—	—	—	154	154
Net gain on sales of real estate	(33)	—	—	—	—	—	—	—	(33)
Loss from unconsolidated JV	—	—	—	3,562	3,562	—	—	—	3,562
Income tax benefit	—	—	—	—	—	—	—	(627)	(627)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	5,054	5,054	—	—	—	5,054

Net Operating Income (1)	$79,026	$12,870	$10,150	$5,054	$28,074	$13,728	$3,184	$—	$124,012

Non-cash revenue and expense adjustments	(4,455)	(904)	—	—	(904)	(411)	(607)	—	(6,377)
Foreign exchange rate adjustment	—	—	43	—	43	—	—	—	43

Cash Net Operating Income (1)	$74,571	$11,966	$10,193	$5,054	$27,213	$13,317	$2,577	$—	$117,678

Cash Net Operating Income not included in same store	(211)	(190)	(284)	109	(365)	(48)

Same store Cash Net Operating Income (1)	$74,360	$11,776	$9,909	$5,163	$26,848	$13,269

(1)    Includes (i) $0.6 million and $0.5 million of government grant income for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $1.0 million and $2.0 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$44,845	$2,777	$3,708	$2,766	$9,251	$10,179	$3,299	$(31,114)	$36,460
Adjustments:
Depreciation and amortization	26,452	5,328	7,888	—	13,216	4,524	—	17	44,209
Interest	399	420	—	—	420	—	—	24,085	24,904
General and administrative	—	—	—	—	—	—	—	7,216	7,216
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(90)	(90)
Impairment of real estate	551	2,603	—	—	2,603	—	—	—	3,154
Loss on extinguishment of debt	—	—	—	—	—	—	—	139	139
Other income	—	—	—	—	—	—	—	(115)	(115)
Net gain on sales of real estate	(2,715)	—	—	—	—	—	—	—	(2,715)
Income from unconsolidated JV	—	—	—	(2,766)	(2,766)	—	—	—	(2,766)
Income tax benefit	—	—	—	—	—	—	—	(138)	(138)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,034	9,034	—	—	—	9,034

Net Operating Income (1)	$69,532	$11,128	$11,596	$9,034	$31,758	$14,703	$3,299	$—	$119,292

Non-cash revenue and expense adjustments	8,515	847	—	—	847	(1,426)	(608)	—	7,328
Foreign exchange rate adjustment	—	—	67	—	67	—	—	—	67

Cash Net Operating Income (1)	$78,047	$11,975	$11,663	$9,034	$32,672	$13,277	$2,691	$—	$126,687

Cash Net Operating Income not included in same store			(559)	24

Same store Cash Net Operating Income (2)			$11,104	$9,058

(1)    Includes (i) $1.2 million and $3.0 million of government grant income for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $1.2 million and $1.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.
(2)    Includes (i) $1.1 million and $3.0 million of government grant income for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $1.2 million and $1.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,793	$7,673	$2,841	$(12,136)	$(1,622)	$9,940	$2,606	$(34,094)	$29,623
Adjustments:
Depreciation and amortization	26,598	5,412	7,773	—	13,185	4,403	—	16	44,202
Interest	488	419	—	—	419	—	—	24,385	25,292
General and administrative	—	—	—	—	—	—	—	8,673	8,673
Provision for loan losses and other reserves	—	—	—	—	—	—	—	129	129
Loss on extinguishment of debt	—	—	—	—	—	—	—	392	392
Other income	—	—	—	—	—	—	—	66	66
Net gain on sales of real estate	(330)	—	—	—	—	—	—	—	(330)
Loss from unconsolidated JV	—	—	—	12,136	12,136	—	—	—	12,136
Income tax expense	—	—	—	—	—	—	—	433	433
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	6,305	6,305	—	—	—	6,305

Net Operating Income (1)	$79,549	$13,504	$10,614	$6,305	$30,423	$14,343	$2,606	$—	$126,921

Non-cash revenue and expense adjustments	(4,538)	(458)	—	—	(458)	(1,179)	(574)	—	(6,749)
Foreign exchange rate adjustment	—	—	131	—	131	—	—	—	131

Cash Net Operating Income (1)	$75,011	$13,046	$10,745	$6,305	$30,096	$13,164	$2,032	$—	$120,303

Cash Net Operating Income not included in same store			(549)	292

Same store Cash Net Operating Income (2)			$10,196	$6,597

(1)    Includes $1.7 million and $2.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.
(2)    Includes $1.6 million and $2.2 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$46,897	$7,120	$4,971	$(3,667)	$8,424	$9,887	$2,851	$(32,842)	$35,217
Adjustments:
Depreciation and amortization	26,916	5,085	7,751	—	12,836	4,401	—	15	44,168
Interest	660	428	—	—	428	—	—	24,616	25,704
General and administrative	—	—	—	—	—	—	—	8,761	8,761
Provision for loan losses and other reserves	—	—	—	—	—	—	—	667	667
Other income	—	—	—	—	—	—	—	(2,259)	(2,259)
Net loss on sales of real estate	217	—	—	—	—	—	—	—	217
Loss from unconsolidated JV	—	—	—	3,667	3,667	—	—	—	3,667
Income tax expense	—	—	—	—	—	—	—	1,042	1,042
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,370	8,370	—	—	—	8,370

Net Operating Income (1)	$74,690	$12,633	$12,722	$8,370	$33,725	$14,288	$2,851	$—	$125,554

Non-cash revenue and expense adjustments	1,546	(662)	—	—	(662)	(1,219)	(561)	—	(896)
Foreign exchange rate adjustment	—	—	135	—	135	—	—	—	135

Cash Net Operating Income (1)	$76,236	$11,971	$12,857	$8,370	$33,198	$13,069	$2,290	$—	$124,793

Cash Net Operating Income not included in same store			(594)	171

Same store Cash Net Operating Income (1)			$12,263	$8,541

(1)    Includes $0.3 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Three Months Ended March 31, 2021
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$17,965	$48,613	$2,941	$(36,072)	$33,447
Adjustments:
Depreciation and amortization	20,875	23,482	—	18	44,375
Interest	442	270	—	23,731	24,443
General and administrative	—	—	—	8,938	8,938
Provision for loan losses and other reserves	—	—	—	2,025	2,025
Loss on extinguishment of debt	—	—	—	793	793
Other income	—	—	—	(133)	(133)
Net gain on sales of real estate	(195)	(1,118)	—	—	(1,313)
Loss from unconsolidated JV	5,010	—	—	—	5,010
Income tax expense	—	—	—	700	700
Sabra’s share of unconsolidated JV Net Operating Income	3,055	—	—	—	3,055

Net Operating Income (1)	$47,152	$71,247	$2,941	$—	$121,340

Non-cash revenue and expense adjustments	(2,242)	(3,444)	(412)	—	(6,098)

Cash Net Operating Income (1)	$44,910	$67,803	$2,529	$—	$115,242

Annualizing adjustments	149,308	217,859	7,586	—	374,753

Annualized Cash Net Operating Income	$194,218	$285,662	$10,115	$—	$489,995

(1)    Includes $0.9 million and $1.8 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Three Months Ended March 31, 2021
	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Genesis Healthcare, Inc.	Enlivant	Holiday AL Holdings LP	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$8,489	$7,360	$5,900	$2,538	$5,947	$4,884	$(6,065)	$202	$1,535	$3,454	$35,275	$(36,072)	$33,447
Adjustments:
Depreciation and amortization	3,047	2,803	3,611	2,777	2,542	296	1,091	4,796	1,206	1,782	20,406	18	44,375
Interest	—	—	—	—	—	342	—	—	—	—	370	23,731	24,443
General and administrative	—	—	—	—	—	—	—	—	—	—	—	8,938	8,938
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	2,025	2,025
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	793	793
Other income	—	—	—	—	—	—	—	—	—	—	—	(133)	(133)
Net loss (gain) on sales of real estate	—	—	—	—	—	—	—	—	1,594	—	(2,907)	—	(1,313)
Loss from unconsolidated JV	—	—	—	—	—	—	5,010	—	—	—	—	—	5,010
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	700	700
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	3,055	—	—	—	—	—	3,055

Net Operating Income (1)	$11,536	$10,163	$9,511	$5,315	$8,489	$5,522	$3,091	$4,998	$4,335	$5,236	$53,144	$—	$121,340

Non-cash revenue and expense adjustments	(672)	(622)	2	140	(104)	—	—	—	1	(1,233)	(3,610)	—	(6,098)

Cash Net Operating Income (1)	$10,864	$9,541	$9,513	$5,455	$8,385	$5,522	$3,091	$4,998	$4,336	$4,003	$49,534	$—	$115,242

Annualizing adjustments	32,592	28,622	28,549	30,952	25,153	16,567	18,310	15,144	12,995	12,115	153,754	—	374,753

Annualized Cash Net Operating Income	$43,456	$38,163	$38,062	$36,407	$33,538	$22,089	$21,401	$20,142	$17,331	$16,118	$203,288	$—	$489,995

(1)    Includes $0.9 million and $1.8 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding expenses related to the COVID-19 pandemic, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or government grant income and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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